                               SUBJECT TO REVISION
                    SERIES TERM SHEET DATED JANUARY 30, 2003


                 DISCOVER(R) CARD MASTER TRUST I, SERIES 2003-2
                 $500,000,000 FLOATING RATE CLASS A CERTIFICATES
                 $26,316,000 FLOATING RATE CLASS B CERTIFICATES

                                  DISCOVER BANK
                      MASTER SERVICER, SERVICER AND SELLER

         THE CERTIFICATES REPRESENT INTERESTS IN THE DISCOVER CARD MASTER TRUST
I. THE CERTIFICATES ARE NOT OBLIGATIONS OF DISCOVER BANK OR ANY OF ITS AFFILIATES, AND NEITHER THE CERTIFICATES NOR THE UNDERLYING CREDIT CARD RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

         THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION IN THIS SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. YOU SHOULD READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE TRUST AND THE DISCOVER CARD PORTFOLIO MAY NOT PERFORM IN THE FUTURE AS THEY HAVE PERFORMED IN THE PAST. PRICE AND AVAILABILITY OF THE CERTIFICATES MAY CHANGE WITHOUT NOTICE.

         WE HAVE PREPARED THIS SERIES TERM SHEET SOLELY FOR INFORMATIONAL PURPOSES. THIS SERIES TERM SHEET IS NOT AN OFFER TO BUY OR SELL ANY SECURITY, NOR IS IT A REQUEST TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. DISCOVER BANK MAY NOT OFFER OR SELL THE CERTIFICATES IN ANY STATE WHERE THE OFFER OR SALE IS PROHIBITED. DISCOVER BANK WILL NOT SELL YOU ANY OF THE CERTIFICATES UNLESS YOU HAVE RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE UNDERWRITERS MAY HOLD OR TRADE SECURITIES OF THE TRUST OR DISCOVER BANK AND MAY ALSO PERFORM INVESTMENT BANKING SERVICES FOR THE TRUST AND DISCOVER BANK.

                                 MORGAN STANLEY


         THIS SERIES TERM SHEET MAY NOT BE DISTRIBUTED TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

         This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 2003-2 Supplement to the Pooling and Servicing Agreement.

TITLE OF SECURITIES .................  Discover Card Master Trust I, Series
                                       2003-2 Floating Rate Class A Credit Card
                                       Pass-Through Certificates and Discover
                                       Card Master Trust I, Series 2003-2
                                       Floating Rate Class B Credit Card
                                       Pass-Through Certificates.

INTEREST RATE .......................  Class A Certificates: LIBOR plus ___% per year.

                                       Class B Certificates: LIBOR plus ___% per year.

                                       The trustee will calculate interest on
                                       the certificates on the basis of the
                                       actual number of days elapsed and a
                                       360-day year.

                                       "LIBOR" will mean the London interbank
                                       offered rate for one-month United States dollar deposits, determined two business days before the start of each interest accrual period.

INTEREST PAYMENT DATES ..............  The 15th day of each month, or the next business day, beginning in March 2003.

EXPECTED MATURITY DATES .............  Class A Certificates: February 15, 2008,
                                       or the next business day. If an
                                       Amortization Event occurs, the trust will pay principal monthly and the final principal payment may be made before or after February 15, 2008.

                                       Class B Certificates: March 15, 2008, or the next business day. If an Amortization Event occurs, the trust will pay principal monthly and the final payment of principal may be made either before or after March 15, 2008. The trust must generally pay all Class A principal before it pays any Class B principal.

                                       An "Amortization Event" is an event that will cause the trust to begin repaying principal on a monthly basis.

SERIES TERMINATION DATE .............  The first business day following August
                                       15, 2010, or if August 15, 2010 is not a business day, the second business day following August 15, 2010. The Series Termination Date is the last day on which the trust will pay principal on the certificates.

SUBORDINATION OF CLASS B CERTIFICATES
(CLASS A CREDIT ENHANCEMENT) ........  The Class B Certificates are subordinated to the Class A Certificates, up to a
                                       specified dollar amount, known as the
                                       "Available Subordinated Amount."

AVAILABLE SUBORDINATED AMOUNT .......  Initially $65,789,500, which may be reduced, reinstated or increased from
                                       time to time. The Available Subordinated
                                       Amount will increase by:

                                       o $2,631,580 after a Supplemental Credit
                                         Enhancement Event, if Discover Bank has
                                         not made an Effective Alternative
                                         Credit Support Election;

                                       o $23,684,220 after an Effective
                                         Alternative Credit Support Election, if
                                         a Supplemental Credit Enhancement Event
                                         has occurred; or

                                       o $26,315,800 after an Effective
                                         Alternative Credit Support Election, if
                                         a Supplemental Credit Enhancement Event
                                         has not occurred.

                                       A "Supplemental Credit Enhancement Event" will occur the first time Standard & Poor's Ratings Services withdraws the long-term debt or deposit rating of Discover Bank, or an additional seller, if any, or reduces this rating below
                                       BBB -.

                                       "Effective Alternative Credit Support
                                       Election" will mean an effective election made by Discover Bank to change the way in which the trust allocates finance charge collections to this Series. To make this election, Discover Bank must deposit additional funds into the cash collateral account discussed below.

CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT) ........  Discover Bank will arrange to have a cash collateral account established and funded with $39,473,700 for the direct benefit of the Class B investors, the "Credit Enhancement Account," on the date the certificates are issued. The trustee may withdraw funds from this account to reimburse the Class B investors for amounts that would otherwise reduce their interest in the trust or affect their interest payments.

                                       The amount on deposit in this account may decrease or increase on future Distribution Dates. A "Distribution Date" is the 15th calendar day of each month, or the next business day, beginning in March 2003.

                                       The maximum amount of Credit Enhancement as of any Distribution Date will be:

                                       Before a Supplemental Credit Enhancement
                                       Event or an Effective Alternative Credit
                                       Support Election

                                       o 7.5% of the Series Investor Interest as
                                         of the end of the preceding month, but
                                         not less than $5,263,160; or

                                       After a Supplemental Credit Enhancement
                                       Event but before an Effective Alternative
                                       Credit Support Election

                                       o 8.0% of the Series Investor Interest as
                                         of the end of the preceding month, but
                                         not less than $5,263,160; or

                                       After an Effective Alternative Credit
                                       Support Election

                                       o 12.5% of the Series Investor Interest
                                         as of the end of the preceding month,
                                         but not less than $5,263,160.

                                       However, if an Amortization Event has
                                       occurred, the maximum amount of Credit
                                       Enhancement will be the amount on deposit in the Credit Enhancement Account on the Distribution Date immediately before the Amortization Event occurred.

                                       "Series Investor Interest" will mean
                                       $526,316,000 minus

                                       o the amount of principal collections on
                                         deposit for the benefit of investors in
                                         this Series, after giving effect to
                                         losses of principal on investments of
                                         these funds,

                                       o the aggregate amount of principal
                                         previously paid to investors in this
                                         Series, and

                                       o the aggregate amount of investor losses
                                         resulting from accounts in which the
                                         receivables have been charged-off as
                                         uncollectible, after giving effect to
                                         all provisions in the Series Supplement
                                         to reimburse these charged-off amounts.

THE RECEIVABLES .....................  The receivables in the Accounts included in the trust as of January 1, 2003
                                       totaled $35,871,381,619.62.

GROUP EXCESS SPREAD .................  The certificates initially will be included in the "Group One" group of
                                       series. The three-month rolling average
                                       Group Excess Spread Percentage, as
                                       defined below, was 5.31% for the
                                       Distribution Date in January 2003.

                                       "Group Excess Spread Percentage" for any
                                       Distribution Date is a percentage
                                       calculated by multiplying:

                                       o twelve, by

                                       o an amount for all series in Group One
                                         equal to

                                         o the total amount of finance charge
                                           collections, investment income and
                                           other similar collections allocable
                                           to each series for the prior calendar
                                           month, minus

                                         o the total amount of interest and
                                           certain fees payable for each series
                                           and the amount of receivables
                                           allocable to each series that have
                                           been charged off as uncollectible for
                                           the prior calendar month;

                                       and then dividing the product by an
                                       amount equal to the sum of all investor
                                       interests for each series in Group One,
                                       in each case for the Distribution Date.

RATING OF THE INVESTOR
CERTIFICATES ........................  The trust will only issue the certificates if Standard & Poor's has
                                       rated the Class A Certificates "AAA" and the Class B Certificates at least "A" and Moody's Investors Service, Inc. has rated the Class A Certificates "Aaa" and has rated the Class B Certificates at least "A2."

ERISA CONSIDERATIONS ................  Discover Bank believes that employee benefit plans subject to ERISA may
                                       acquire Class A Certificates; however,
                                       advisers to these plans should consult
                                       their own counsel. Employee benefit plans subject to ERISA may not acquire the Class B Certificates.

LISTING .............................  Discover Bank expects to list the certificates on the Luxembourg Stock
                                       Exchange to facilitate trading in
                                       non-U.S. markets.

                           COMPOSITION OF THE ACCOUNTS

         We have set forth information below about the Accounts that are part of the trust. We provide additional information about all accounts in the Discover Card portfolio under "Composition and Historical Performance of the Discover Card Portfolio."

         GEOGRAPHIC DISTRIBUTION. As of January 1, 2003, the following five states had the largest receivables balances :

                                                                     PERCENTAGE OF TOTAL
                                                                         RECEIVABLES
                        STATE                                      BALANCE IN THE ACCOUNTS
                        -----                                      -----------------------
                        California.....................                      10.4%
                        Texas..........................                       9.1%
                        New York.......................                       7.0%
                        Florida........................                       6.0%
                        Illinois.......................                       5.3%

         CREDIT LIMIT INFORMATION. As of January 1, 2003, the Accounts had the following credit limits:

                                                                     RECEIVABLES               PERCENTAGE OF
                                                                     OUTSTANDING             TOTAL RECEIVABLES
    CREDIT LIMIT                                                       (000'S)                  OUTSTANDING
    ------------                                                     -----------             -----------------
    $0 to $4,000.00......................................            $ 4,743,386                    13.2%
    $4,000.01 to $6,000.00...............................            $ 4,387,511                    12.2%
    $6,000.01 to $8,000.00...............................            $ 4,868,199                    13.6%
    $8,000.01 to $10,000.00..............................            $ 9,571,706                    26.7%
    Over $10,000.00......................................            $12,300,580                    34.3%
                                                                     -----------                   -----
      Total..............................................            $35,871,382                   100.0%
                                                                     ===========                   =====

         SEASONING. As of January 1, 2003, 95.2% of the Accounts were at least 24 months old. The ages of Accounts as of January 1, 2003 were distributed as follows:

                                                                 PERCENTAGE        PERCENTAGE
                AGE OF ACCOUNTS                                  OF ACCOUNTS       OF BALANCES
                ---------------                                  -----------       -----------
                Less than 12 Months....................               0.6%             0.6%
                12 to 23 Months........................               4.2%             4.2%
                24 to 35 Months........................               9.6%             9.4%
                36 Months and Greater..................              85.6%            85.8%
                                                                    -----            -----
                                                                    100.0%           100.0%
                                                                    =====            =====

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of January 1, 2003, the Accounts had the following delinquency statuses:

                                                               AGGREGATE
                                                               BALANCES        PERCENTAGE
                PAYMENT STATUS                                  (000'S)        OF BALANCES
                --------------                                 ---------       -----------
                Current.................................      $31,226,691          87.0%
                1 to 29 Days............................      $ 2,322,345           6.5%
                30 to 59 Days...........................      $   775,175           2.2%
                60 to 89 Days...........................      $   523,319           1.5%
                90 to 119 Days..........................      $   412,392           1.1%
                120 to 149 Days.........................      $   334,529           0.9%
                150 to 179 Days.........................      $   276,931           0.8%
                                                              -----------         -----
                                                              $35,871,382         100.0%
                                                              ===========         ======


                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

         GEOGRAPHIC DISTRIBUTION. The Discover Card portfolio is not highly concentrated geographically. As of November 30, 2002, the following five states had the largest receivables balances:

                                                              PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                                                    OF DISCOVER CARD PORTFOLIO
                 STATE                                                AS OF NOVEMBER 30, 2002
                 -----                                        ---------------------------------------
                 California..........................                        10.9%
                 Texas...............................                         8.9%
                 New York............................                         7.3%
                 Florida.............................                         6.0%
                 Illinois............................                         5.2%

         No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of November 30, 2002.

         CREDIT LIMIT INFORMATION. As of November 30, 2002, the accounts in the Discover Card portfolio had the following credit limits:

                                                                                               PERCENTAGE
                                                                           RECEIVABLES          OF TOTAL
                                                                           OUTSTANDING         RECEIVABLES
         CREDIT LIMIT                                                        (000'S)           OUTSTANDING
         ------------                                                      -----------         -----------
         $0 to $4,000.00......................................             $ 7,142,470             15.1%
         $4,000.01 to $6,000.00...............................             $ 7,284,176             15.4%
         $6,000.01 to $8,000.00...............................             $ 7,282,876             15.3%
         $8,000.01 to $10,000.00..............................             $12,086,038             25.5%
         Over $10,000.00......................................             $13,586,822             28.7%
                                                                           -----------            -----
           Total..............................................             $47,382,382            100.0%
                                                                           ===========            =====

         SEASONING. As of November 30, 2002, 82.1% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of the accounts in the Discover Card portfolio as of November 30, 2002 were distributed as follows:

                                                                     PERCENTAGE      PERCENTAGE
                   AGE OF ACCOUNTS                                  OF ACCOUNTS      OF BALANCES
                   ---------------                                  -----------      -----------
                   Less than 12 Months......................             7.5%           11.1%
                   12 to 23 Months..........................            10.4%           10.2%
                   24 to 35 Months..........................            12.6%           12.1%
                   36 Months and Greater....................            69.5%           66.6%
                                                                       -----           -----
                                                                       100.0%          100.0%
                                                                       =====           =====

         SUMMARY YIELD INFORMATION. Discover Bank calculates the monthly yield for the Discover Card portfolio by dividing the monthly finance charges billed by beginning monthly receivables balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, overlimit fees and other miscellaneous fees. Aggregate monthly yield is the average of monthly yields annualized for each period shown. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:

                                                   TWELVE MONTHS ENDED NOVEMBER 30,
                                               ----------------------------------------
                                               2002              2001              2000
                                               ----              ----              ----
Aggregate Monthly Yields
    Excluding Recoveries                       15.29%            15.95%            16.34%
    Including Recoveries                       15.91%            16.62%            16.97%

         Recoveries received with respect to receivables in the trust that have been charged off as uncollectible, including, as of March 30, 2001, the proceeds of charged-off receivables that Discover Bank has removed from the trust, are included in the trust and are treated as finance charge collections.

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of November 30, 2002, the accounts in the Discover Card portfolio had the following delinquency statuses:

                                                                AGGREGATE
                                                                BALANCES          PERCENTAGE
PAYMENT STATUS                                                   (000'S)          OF BALANCES
--------------                                                  ---------         -----------
Current............................................           $41,611,967            87.8%
1 to 29 Days.......................................           $ 2,880,158             6.1%
30 to 59 Days......................................           $   941,018             2.0%
60 to 89 Days......................................           $   662,241             1.4%
90 to 119 Days.....................................           $   518,187             1.1%
120 to 149 Days....................................           $   420,032             0.9%
150 to 179 Days....................................           $   348,779             0.7%
                                                              -----------           ------
                                                              $47,382,382           100.0%
                                                              ===========           ======

         SUMMARY HISTORICAL DELINQUENCY INFORMATION. The accounts in the Discover Card portfolio had the following historical delinquency rates:

                                               AVERAGE OF TWELVE MONTHS ENDED NOVEMBER 30,
                                --------------------------------------------------------------------------
                                         2002                     2001                      2000
                                ----------------------   -----------------------   -----------------------
                                DELINQUENT               DELINQUENT                DELINQUENT
                                  AMOUNT                   AMOUNT                    AMOUNT
                                 (000'S)    PERCENTAGE    (000'S)     PERCENTAGE    (000'S)     PERCENTAGE
                                ----------  ----------   ----------   ----------   ----------   ----------
30-59 Days........              $  927,959      2.0%     $1,001,038      2.2%      $  831,836       2.0%
60-89 Days........              $  655,638      1.4%     $  687,141      1.5%      $  547,193       1.3%
90-179 Days.......              $1,299,208      2.8%     $1,265,333      2.7%      $  930,066       2.3%
                                ----------     ----      ----------     ----       ----------      ----
Total.............              $2,882,805      6.2%     $2,953,512      6.4%      $2,309,095       5.6%
                                ==========     ====      ==========     ====       ==========      ====

         Discover Bank calculates the percentages by dividing the delinquent amount by the average receivables outstanding for each period. The delinquent amount is the average of the monthly ending balances of delinquent accounts during the periods indicated. The average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

         SUMMARY CHARGE-OFF INFORMATION. The accounts in the Discover Card portfolio have had the following historical charge-offs:

                                                    TWELVE MONTHS ENDED NOVEMBER 30,
                                           ---------------------------------------------------
                                              2002               2001                 2000
                                           -----------        -----------          -----------

                                                        (DOLLARS IN THOUSANDS)
Average Receivables Outstanding.......     $46,374,096        $46,172,045          $41,064,509
Gross Charge-Offs.....................     $ 3,200,339        $ 2,801,998          $ 2,059,933
Net Charge-Offs                            $ 2,915,090        $ 2,494,330          $ 1,804,972
Gross Charge-Offs as an Annualized
  Percentage of  Average Receivables
  Outstanding.........................            6.90%              6.07%                5.02%
Net Charge-Offs as an Annualized
   Percentage of Average Receivables
   Outstanding                                    6.29%              5.40%                4.40%

         Average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

         SUMMARY PAYMENT RATE INFORMATION. Discover Bank calculates the monthly payment rate by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month. Discover Bank calculates the average monthly payment rate for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period. The accounts in the Discover Card portfolio have had the following historical monthly payment rates:

                                                  TWELVE MONTHS ENDED NOVEMBER 30,
                                          -----------------------------------------------
                                           2002                2001                 2000
                                          ------              ------               ------
Average Monthly Payment Rate.....         16.56%              15.98%               16.24%
Highest Monthly Payment Rate......        17.17%              16.96%               17.25%
Lowest Monthly Payment Rate.......        15.35%              14.83%               14.75%

----------